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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) November 19, 2003

CNH CAPITAL RECEIVABLES INC./
CNH EQUIPMENT TRUST 2003-B
(Exact Name of Registrant as Specified in Charter)

Delaware Delaware	333-98887 333-98887-01	39-1995297 20-0405729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 South Saunders Road, Lake Forest, Illinois c/o The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware		60045 19711
(Address of Principal Executive Office)		(Zip Code)

(847) 735-9200
(302) 283-8079
Registrant's telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

        Attached is a definitive legality and tax opinion relating to the issuance of $1,127,000,000 aggregate principal amount of asset-backed notes by CNH Equipment Trust 2003-B. For both opinions, see Exhibits 5 and 8(a).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        Exhibit 5—Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality

        Exhibit 8(a)—Opinion of Mayer, Brown, Rowe & Maw LLP with respect to certain income tax matters (included as part of Exhibit 5)

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant and Co-Registrant have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES INC. (Registrant)
Dated: November 19, 2003	By:	/s/ BRIAN O'KEANE Brian O'Keane Assistant Treasurer
CNH EQUIPMENT TRUST 2003-B
	By:	Case Credit Corporation, Administrator of the CNH Equipment Trust 2003-B (Co-Registrant)
Dated: November 19, 2003	By:	/s/ BRIAN O'KEANE Brian O'Keane Assistant Treasurer

EXHIBIT INDEX

        Exhibit 5—Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality

        Exhibit 8(a)—Opinion of Mayer, Brown, Rowe & Maw LLP with respect to certain income tax matters (included as part of Exhibit 5)

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX